Exhibit (q)

CERTIFICATE

The undersigned, President and Principal Executive Officer of Starboard Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on December 12, 2019, and is in full force and effect:

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Boyle  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Tracie A. Coop,  with  full power of substitution,  true and lawful attorney of the Trust  to execute  in name, place and stead of the Trust and on behalf of the Trust any and all amendments to the Trust’s registration  statement  on Form N- 1A under the Securities  Act of 1933, as amended, and the Investment  Company  Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S.  Securities  and  Exchange  Commission  and any  other  regulatory  authority  having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without  limitation,  regulatory  authorities  in any and all states  in which  shares  of any series of the Trust are sold), any such amendment  or registration  statement and any and all  supplements  thereto  or  to  any  prospectus  or  statement  of  additional  information forming  a part of the registration  statement,  as well as any and  all exhibits  and other documents   necessary   or  desirable  to  the  amendment   or  supplement   process.  Said attorneys, and each of them, shall have full  power and  authority,  with  full  power of substitution,  to do and perform in the name and on behalf of the undersigned  every act whatsoever requisite  or desirable  to be done in the premises  in any and all capacities authorized  by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

Dated: December 12, 2019

STARBOARD INVESTMENT TRUST

/s/ Katherine M. Honey
Katherine M. Honey
President and Principal Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which J. Buckley Strandberg is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of J. Buckley Strandberg, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2019.

/s/ J. Buckley Strandberg
J. Buckley Strandberg Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Michael G. Mosley is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Michael G. Mosley, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2019.

/s/ Michael G. Mosley
Michael G. Mosley Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Theo H. Pitt, Jr. is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Theo H. Pitt, Jr., pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2019.

/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr. Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Katherine M. Honey is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Katherine M. Honey, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2019.

/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Starboard Investment Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Ashley H. Lanham is now or is on the date of such filing the Treasurer and Principal Financial Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ashley H. Lanham, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of December, 2019.

/s/ Ashley E. Lanham
Ashley H. Lanham Treasurer and Principal Financial Officer Starboard Investment Trust